                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 26, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           UNIFAB INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          LOUISIANA                     0-29416                   72-1382998
(STATE OR OTHER JURISDICTION OF       (COMMISSION               (IRS EMPLOYER
        INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)


                                 5007 PORT ROAD
                           NEW IBERIA, LOUISIANA 70560
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (337) 367-8291
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

 See the attached Press Release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      No financial statements are filed with this report.

(b)      No pro forma financial information is filed with this report.

(c)      Exhibits.

         99.1     Press release issued by the Company on April 26, 2002.

         99.2 Preferred Stock Purchase, Debt Exchange and Modification Agreement dated April 26, 2002 by and between Midland Fabricators and Process Systems, LLC and UNIFAB International, Inc.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        By:  /s/ Peter J. Roman
                                             -----------------------------------
                                                        Peter J. Roman
                                             Vice President and Chief Financial
                                             Officer

Dated:  April 30, 2002